Exhibit A

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $.01 par value, of BioWhittaker, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 2nd day of October, 1997.

                                        /s/ Douglas Schloss
                                        Douglas Schloss


                                        /s/ Richard P. Schloss
                                        Richard P. Schloss


                                        /s/ Mark K. Schmidt
                                        Mark K. Schmidt


                                        MARCUS SCHLOSS & CO., INC.

                                        By: /s/ Douglas Schloss
                                            Douglas Schloss
                                            Chairman and Chief Executive Officer


                                        MSC PARTNERS, L.P.
                                        By: Rexford Management, Inc.
                                            General Partner

                                        By: /s/ Douglas Schloss
                                            Douglas Schloss
                                            President



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


                                        REXFORD MANAGEMENT, INC.


                                        By: /s/ Douglas Schloss
                                            Douglas Schloss
                                            President


                                        REXFORD OFFSHORE, L.L.C.


                                        By: /s/ Douglas Schloss
                                            Douglas Schloss
                                            Managing Member


                                        REXFORD FUND, INC.


                                        By: /s/ Douglas Schloss
                                            Douglas Schloss
                                            President



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